UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 7, 2021

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 7, 2021, BeiGene, Ltd. (the “Company” or “BeiGene”) announced that the Center for Drug Evaluation (CDE) of the China National Medical Products Administration (NMPA) has accepted a supplemental Biologics License Application (sBLA) for anti-PD-1 antibody tislelizumab for the treatment of patients with previously treated, locally advanced unresectable or metastatic microsatellite instability-high (MSI-H) or mismatch repair-deficient (dMMR) solid tumors. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 9, 2021, the Company announced an exclusive worldwide strategic collaboration with Shoreline Biosciences, Inc. (“Shoreline”) to develop and commercialize a portfolio of NK-based cell therapeutics with Shoreline’s iPSC NK cell technology and BeiGene’s research and clinical development capabilities for different malignancies. Shoreline is a biotechnology company developing intelligently designed allogeneic off-the-shelf, standardized and targeted natural killer (NK) and macrophage cellular immunotherapies derived from induced pluripotent stem cells (iPSC) for cancer and other serious diseases.The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 11, 2021, the Company announced long-term follow-up results from three pivotal trials in its hematology program at the 26th European Hematology Association 2021 (EHA2021) Virtual Congress, including a pivotal Phase 2 trial of its anti-PD-1 antibody tislelizumab in relapsed or refractory (R/R) classical Hodgkin’s lymphoma (cHL) in an oral presentation, and two pivotal Phase 2 trials of its BTK inhibitor BRUKINSA® (zanubrutinib) in R/R mantle cell lymphoma (MCL) and in R/R chronic lymphocytic leukemia (CLL) or small lymphocytic lymphoma (SLL) in poster presentations. The full text of this press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 11, 2021, the Company presented results from the interim analysis of the Phase 3 ALPINE trial comparing its BTK inhibitor BRUKINSA® (zanubrutinib) to ibrutinib in adult patients with relapsed or refractory (R/R) chronic lymphocytic leukemia (CLL) or small lymphocytic lymphoma (SLL), including superiority in the primary endpoint of investigator-assessed overall response rate (ORR) and superiority in a key secondary endpoint of atrial fibrillation or flutter. The full text of this press release is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1
Press Release titled "BeiGene Announces Acceptance of a Supplemental Biologics License Application in China for Tislelizumab in Microsatellite Instability-High (MSI-H) or Mismatch Repair-Deficient (dMMR) Solid Tumors", issued by BeiGene, Ltd. on June 7, 2021.

99.2
Press Release titled "Shoreline Biosciences and BeiGene Announce Strategic Worldwide Collaboration to Develop and Commercialize Genetically Modified Natural Killer (NK) Cell Therapies", issued by BeiGene, Ltd. on June 9, 2021.

99.3
Press Release titled "BeiGene Presents Long-Term Efficacy and Safety Results from Three Pivotal Trials of BRUKINSA® (Zanubrutinib) and Tislelizumab at EHA2021", issued by BeiGene, Ltd. on June 11, 2021.

99.4
Press Release titled "BeiGene Presents ALPINE Results at EHA2021 Demonstrating Both Efficacy and Safety Advantages of BRUKINSA® (Zanubrutinib) in Head-to-Head Comparison to Ibrutinib in Chronic Lymphocytic Leukemia", issued by BeiGene, Ltd. on June 11, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description

99.1
Press Release titled "BeiGene Announces Acceptance of a Supplemental Biologics License Application in China for Tislelizumab in Microsatellite Instability-High (MSI-H) or Mismatch Repair-Deficient (dMMR) Solid Tumors", issued by BeiGene, Ltd. on June 7, 2021.

99.2
Press Release titled "Shoreline Biosciences and BeiGene Announce Strategic Worldwide Collaboration to Develop and Commercialize Genetically Modified Natural Killer (NK) Cell Therapies", issued by BeiGene, Ltd. on June 9, 2021.

99.3
Press Release titled "BeiGene Presents Long-Term Efficacy and Safety Results from Three Pivotal Trials of BRUKINSA® (Zanubrutinib) and Tislelizumab at EHA2021", issued by BeiGene, Ltd. on June 11, 2021.

99.4
Press Release titled "BeiGene Presents ALPINE Results at EHA2021 Demonstrating Both Efficacy and Safety Advantages of BRUKINSA® (Zanubrutinib) in Head-to-Head Comparison to Ibrutinib in Chronic Lymphocytic Leukemia", issued by BeiGene, Ltd. on June 11, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: June 11, 2021	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel